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                                                                  EXHIBIT 10(mm)

                         [LOGO] The Merrill Lynch Special Non-Qualified Deferred
                                Compensation Plan Adoption Agreement


Please complete the information requested in the Adoption Agreement to establish the specific provisions of your plan. You do not have to provide a copy to your Financial Consultant. (Only the Merrill Lynch account opening agreements and an original executed copy of the associated Trust Agreement need to be returned to Merrill Lynch at the address printed on those forms.) This document and The Merrill Lynch Special Deferred Compensation Plan for Select Employees govern the rights of plan participants and should, therefore, be disclosed to participants and retained as part of your permanent records.

1. EMPLOYER INFORMATION

A. Name of Plan: FPIC Deferred Compensation Plan
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B. Name and Address of employer sponsoring the Plan. Please provide employer's business name.

   FLORIDA PHYSICIANS INS. CO.
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   Business Name

   P.O. Box 44033
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   Address

   Jacksonville
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   City

   Florida            32231
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   State            Zip Code

C. Provide employer's primary contact for the Plan and telephone and FAX numbers. Also include the employer's Tax Identification Number.

   Steven R. Smith
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   Primary Contact

   Executive Vice President
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   Title

   904/354-5910
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   Telephone

   904/358-6728
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   FAX

   904/358-6728
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   Employer Tax Identification Number

D. Give the first day of the 12-month period for which the employer pays taxes:
   01/01
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2. PLAN INFORMATION

A. What is the effective date of the Plan?

   11/01/94
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B. Plan Year Ends. Your "Plan Year" is the 12-consecutive-month period for which you credit elective and matching deferrals and keep Plan records. Enter the last day of your Plan Year. For example, if you use the calendar year as your plan year, enter "December 31." If you use a different 12-month period -- for instance if your business is on a fiscal year -- enter the last day of your fiscal year, e.g., "July 31."

   December 31
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3. ELIGIBLE EMPLOYEES

The following persons or classes of persons shall be Participants (enter the names or positions of individuals eligible to participate or the criteria used to identify Participants, e.g., "Those key employees of the Company selected by the Compensation Committee of the Board of Directors").

Members of the Board of Directors and key employees of FPIC selected by the
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Board of Directors
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4. COMPENSATION

Compensation is used to determine the amount of Elective Deferrals a Participant can elect. Compensation under the Plan is defined as (select one):

[ ] the Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includable in gross income, including but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances, but not including those items excludable from the definition of compensation under Treas. Reg. section 1.415-2(d)(3).

[ ] the regular or base salary payable to the individual by the Employer or an Affiliate, excluding commissions and bonuses.

[x] the cash compensation payable to the individual by the Employer or an Affiliate, including any commissions and bonuses.

[ ] the cash bonuses payable to the individual by the Employer or an Affiliate.

For purposes of the Plan, Compensation will be determined before giving effect to Elective Deferrals and other salary reduction amounts which are not included in the Participant's gross income under Code section 125, 401(k), 402(h) or 403(b).

5. CONTRIBUTIONS

A. Elective Deferrals. Participants may elect to reduce their Compensation and to have Elective Deferrals credited to their Accounts by making an election under the Plan (which may be changed each year for later Plan Years as described in the plan), but no Participant may defer more than 100% (1%-100%) of his or her Compensation for a Plan Year.

B. Matching Deferrals. If the Employer elects to match Elective Deferrals, specify the matching rate and indicate the amount of the Participant's Elective Deferrals that will be matched. You may also elect to decide each year whether Matching Deferrals will be made and, if so, what that year's matching rate will be.

For example, the Employer may decide to credit a Matching Deferral of, for example, 50 cents for each dollar of a Participant's Elective Deferrals, but limit the match to the first 5% of Compensation deferred by the Participant. If you want to set a maximum dollar amount on the amount of Elective Deferrals that will be matched, insert the dollar amount and interval over which that amount is to be measured. For example, you could say that you will not match Elective Deferrals in excess of $1,000 per month. Matching Deferrals can be made after each payroll period, monthly, quarterly, or annually, at the Employer's discretion. Matching Deferrals will be subject to the vesting schedule selected in Item 6A (select one):

[ ] No Matching Deferrals will be credited.

[ ] The Employer will credit Matching Deferrals for each Participant equal to
____% of the first ___% of the Participant's Compensation which is elected as an Elective Deferral, but no Matching Deferral will be made on Elective Deferrals in excess of $______ per (specify time period if applicable).

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[x] The Employer will decide from year to year whether Matching Deferrals will be made and will notify Participants annually of the manner in which Matching Deferrals will be calculated for the subsequent year.





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C.     Discretionary Incentive Contributions.  The Employer may make
Discretionary Incentive Contributions in any amounts the Employer selects.
These contributions will be subject to the vesting schedule selected in Item 6C.

The Employer will make Discretionary Incentive Contributions under the Plan.

              [X] yes       [ ] no

6.  VESTING OF MATCHING DEFERRALS AND DISCRETIONARY INCENTIVE CONTRIBUTIONS

A.     Vesting Schedule for Matching Deferrals.

Indicate how the portion of a Participant's Account attributable to Matching Deferrals is to vest.

Matching Deferrals vest in accordance with the following schedule (select one):

[ ]    100% immediate.

[ ]    100% after _____ years of service.

[X]    20% after 2 years of service and an additional 20% for each year thereafter.

[ ]    Other vesting schedule (specify):

________________________________________________________________________________

________________________________________________________________________________

B.     Vesting Service.

Indicate whether you will give credit for vesting service for time spent with a predecessor employer, and if so, specify the maximum number of years and the type of predecessor service for which credit will be given. For vesting purposes (select one):

[X]    Service with a predecessor employer will not be considered.

[ ]    Service (up to a maximum of _____ years) with the following employer(s)
will be considered:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

C.     Vesting Schedule for Discretionary Incentive Contributions.

Indicate how the portion of a Participant's Account attributable to Discretionary Incentive Contributions is to vest.

Unless otherwise specified by the Employer at the time a Discretionary Incentive Contribution is made, Discretionary Incentive Contributions vest in accordance with the following schedule (select one):

[ ]    100% immediate.

[ ]    100% after _____ years of service.

[X]    20% after 2 years of service and an additional 20% for each year thereafter.

[ ]    Other vesting schedule (specify):


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

7.  ACCOUNTS

The Trustee can either invest each Participant's Account balance as a separate account (in which case the Trustee could, but would not be required to, take into consideration the investment preferences of the Participants) or invest the Account balances of all Participants as a single fund (in which case the Trustee could, but would not be required to, take into consideration the investment preference of the Employer).
(select one):

[X]    Account balances are to be invested separately.

[ ]    Account balances are to be invested as a single fund.

8.  RETIREMENT AGE

The Retirement Age under the Plan is age 60. A Participant terminating employment before Retirement Age for reasons other than death or Total and Permanent Disability will not be entitled to receive any installment payments elected on the Election Form.

9.  WITHDRAWALS WHILE WORKING.

Withdrawals for Unforeseen Emergency. If you check the first box, Participants may make withdrawals while working in the event they encounter an unforeseen emergency. They generally can withdraw the vested portion of their Accounts.

NOTE: Withdrawals are strictly limited as described in Plan Section 7.5. It is the Plan Administrator's responsibility to ensure that the limits are being followed. Excess withdrawals may result in loss of the tax deferral on all amounts credited under the Plan for the benefit of all Participants.

Withdrawals of the vested portion of a Participant's Account for unforeseen emergencies (select one):

[X]    Are permitted to the full extent allowable under the plan.

[ ]    Are not permitted.

10.  ADMINISTRATION

Plan Administrator. The Plan Administrator is legally responsible for the operation of the Plan, including:

- -      Keeping track of which employees are eligible to participate in the Plan and the date each employee becomes eligible to participate.

- -      Maintaining Participants' Accounts, including all sub-accounts required for different contribution types and payment elections, and keeping track of all elections made by Participants under the Plan and any other relevant information.

- -      Transmitting important communications to the Participants, and obtaining relevant information from Participants such as changes in investment selections.

- -      Filing important reports required to be submitted to governmental agencies.

       The Plan Administrator will be the person or persons identified below:

  Steven R. Smith
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Name

  Executive Vice President
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Title

  William R. Russell
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Name

  President
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Title

  Steven M. Rosenbloom
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Name

  Vice President
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Title

11.  SIGNATURES

After reviewing the Adoption Agreement, enter the current date and the name of the Employer. The signature of the Employer or the person signing for the Employer must be witnessed. Note that the person signing for the Employer must be authorized to do so, such as by a resolution of the Employer's board of directors or governing by-laws.

While the Merrill Lynch Special Deferred Compensation Plan for Select Employees, including this Adoption Agreement, has been designed in a manner to permit Participants to defer federal income tax on amounts credited to their accounts until the amounts are actually paid, neither Merrill Lynch, Pierce, Fenner & Smith Incorporated, the sponsor of this document, nor any of its affiliates ("Merrill Lynch") provide any assurances of that result in the Employer's particular situation or assume any responsibility in this regard. Please consult your tax adviser regarding the tax consequences of this Plan to you and your employees and the advisability of submitting this document to the Internal Revenue Service to obtain a ruling concerning those consequences. By signing this Adoption Agreement the Employer acknowledges that no representations or warranties as to the tax consequences to the Employer and Participants of the operation of this Plan have been made by Merrill Lynch.

  Florida Physicians Insurance Company
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Name of Employer (Print or Type)

By:

  /s/ Steven R. Smith
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Authorized Signature

  Executive Vice President
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Print Name and Title

Date:

WITNESS:                                                                  [SEAL]

  /s/ Carole E. Wilson
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Signature

  Notary
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Print Name and Title